                                 AMENDMENT NO. 8
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                 AIM FUNDS GROUP

            This Amendment No. 8 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of February 25, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

            Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

            WHEREAS, the Trust desires to establish and designate Investor Class Shares as an additional share class of AIM Basic Balanced Fund;

            NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 25, 2005.

                                      By: /s/ Robert H. Graham
                                          --------------------
                                      Name: Robert H. Graham
                                      Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 8
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP

                                   "SCHEDULE A

                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                             -------------------------
AIM Balanced Fund                     Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Institutional Class Shares

AIM Basic Balanced Fund               Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Institutional Class Shares
                                      Investor Class Shares

AIM European Small Company Fund       Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Institutional Class Shares

AIM Global Value Fund                 Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Institutional Class Shares

AIM International Small Company Fund  Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Institutional Class Shares

AIM Mid Cap Basic Value Fund          Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Institutional Class Shares

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                             -------------------------
AIM Premier Equity Fund               Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Institutional Class Shares

AIM Select Equity Fund                Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Institutional Class Shares

AIM Small Cap Equity Fund             Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Institutional Class Shares"